UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2008

RACKABLE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

46600 Landing Parkway

Fremont, CA 94538

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 933-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 27, 2008, Rackable Systems, Inc. issued a press release announcing the matters set forth in Item 4.02 below, which information is incorporated by reference here. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in the report, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Rackable Systems, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 27, 2008, Rackable Systems, Inc. notified the Nasdaq Stock Market of the determination of the information set forth in Item 4.02 hereof, and that as a result Rackable Systems believes it may be out of compliance with Nasdaq Marketplace Rule 4310(c)(14). Rackable Systems believes that the filing of its Form 10-Q/A will remediate this non-compliance.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In the course of reviewing various account reconciliations during the second quarter, Rackable Systems management identified an error, which is expected to result in gross margin being higher, and loss per share being lower, for the first quarter of fiscal 2008. Following disclosure of the error to the Audit Committee of the Rackable Systems Board of Directors (the “Audit Committee”) at a meeting held on May 27, 2008, management concluded, and the Audit Committee agreed, that the financial statements of Rackable Systems for its fiscal quarter ended March 29, 2008, should no longer be relied upon. Rackable Systems will restate its financial statements for this period to correct the errors discussed above. Rackable Systems has determined that these charges relate only to its fiscal quarter ended March 29, 2008.

Rackable Systems’ management and its Audit Committee have discussed this matter with Deloitte & Touche, Rackable Systems’ independent registered public accounting firm. Rackable Systems is working to complete the restatement of its financial statements for its fiscal first quarter ended March 29, 2008 and file its financial statements on Form 10-Q/A as soon as possible.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated May 27, 2008, Announcing Rackable Systems, Inc. Intention to Restate First Quarter 2008 Financial Results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RACKABLE SYSTEMS, INC.

Dated: May 27, 2008	By:	/s/ MAURICE LEIBENSTERN
Maurice Leibenstern Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated May 27, 2008, Announcing Rackable Systems, Inc. Intention to Restate First Quarter 2008 Financial Results.